EXHIBIT 99.02


        UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

         On April 5, 1998, Travelers Group Inc. ("Travelers") and Citicorp agreed to merge (the "Merger"). The Merger will be effected through a merger of Citicorp into Travelers, which will apply to the Board of Governors of the Federal Reserve System to become a bank holding company. The combined company will become known as Citigroup. Travelers stockholders will retain their existing shares, which will automatically become shares of Citigroup. Each share of Citicorp Common Stock will be exchanged for 2.5 shares of Citigroup Common Stock. The Merger, which is anticipated to be completed in the third quarter of 1998, is expected to be accounted for under the "pooling of interests" method and, accordingly, Travelers' historical consolidated financial statements presented in future reports will be restated to include the accounts and results of Citicorp. The Merger is subject to customary closing conditions, including regulatory approvals and the affirmative vote of a majority of the stockolders of each of Travelers and Citicorp.

         The following unaudited pro forma condensed combined statement of financial position combines the historical consolidated statement of financial position of Travelers and the historical consolidated statement of financial position of Citicorp giving effect to the Merger as if it had been consummated on December 31, 1997. The following unaudited pro forma condensed combined statements of income combine the historical statements of income of Travelers and Citicorp giving effect to the Merger as if it had occurred on January 1, 1995. This information should be read in conjunction with the accompanying notes hereto, the separate historical financial statements of Travelers as of December 31, 1997, and for each of the three years ended December 31, 1997 which are contained in Travelers' Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and the separate historical financial statements of Citicorp as of December 31, 1997 and for each of the three years ended December 31, 1997, which are contained in Citicorp's Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

         The pro forma financial data is not necessarily indicative of the results of operations that would have occurred had the Merger been consummated on the date indicated or of future operations of the combined company.


                            TRAVELERS GROUP INC.
   UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL POSITION
                          AS OF DECEMBER 31, 1997
                          (in millions of dollars)



 Assets                                                  Travelers    Citicorp    Pro Forma   Pro Forma
                                                         Historical   Historical  Adjustments  Combined
                                                         -----------  ----------  ----------- ----------

 Cash and cash equivalents                                   $4,033      $21,634                 $25,667
 Investments                                                 61,834       33,361                  95,195
 Federal funds sold and securities borrowed or
     purchased under agreements to resell                   109,734       10,233                 119,967
 Brokerage receivables                                       15,627                               15,627
 Trading securities and commodities owned                   139,732       40,356                 180,088
 Consumer loans                                              11,137      108,066                 119,203
 Commercial loans                                                 -       75,947                  75,947
 Allowance for credit losses                                  (321)      (5,816)                 (6,137)
---------------------------------------------------------------------------------------------------------
     Loans, net                                              10,816      178,197                 189,013
 Reinsurance recoverables                                     9,579                                9,579
 Separate and variable accounts                              11,319                               11,319
 Other assets                                                23,881       27,116                  50,997
=========================================================================================================
 Total assets                                              $386,555     $310,897                $697,452
=========================================================================================================

 Liabilities
 Investment banking and brokerage borrowings                $11,464                              $11,464
 Deposits                                                               $199,121                 199,121
 Short-term borrowings                                        3,979       10,049                  14,028
 Long-term debt                                              28,352       19,035                  47,387
 Federal funds purchased and securities loaned or
     sold under agreements to repurchase                    120,921       11,182                 132,103
 Brokerage payables                                          12,763                               12,763
 Trading securities and commodities sold not yet purchased   96,166       30,986                 127,152
 Insurance policy and claims reserves                        43,782                               43,782
 Contractholder funds and separate and variable accounts     26,157                               26,157
 Other liabilities                                           19,418       18,578                  37,996
---------------------------------------------------------------------------------------------------------
     Total liabilities                                      363,002      288,951                 651,953
---------------------------------------------------------------------------------------------------------

 ESOP preferred stock - Series C                                135                                  135
 Redeemable preferred stock - Series I                          280                                  280
 Trust preferred securities - parent obligated                1,000          750                   1,750
 Trust preferred securities - subsidiary obligated            1,245                                1,245
 Stockholders' equity
 Preferred stock                                              1,450        1,903                   3,353
 Common stock                                                    12          506       $(494)         24
 Additional paid-in capital                                   5,368        6,501      (3,918)      7,951
 Retained earnings                                           15,451       16,789                  32,240
 Treasury stock, at cost                                    (2,183)      (4,412)       4,412      (2,183)
 Unrealized gain (loss) on investment securities              1,157          535                   1,692
 Foreign currency translation                                  (12)        (626)                   (638)
 Other, principally unearned compensation                     (350)                                (350)
---------------------------------------------------------------------------------------------------------
     Total stockholders' equity                              20,893       21,196          -       42,089
---------------------------------------------------------------------------------------------------------
=========================================================================================================
 Total liabilities and stockholders' equity                $386,555     $310,897          -      $697,452
=========================================================================================================

 See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Statements



                            TRAVELERS GROUP INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                    FOR THE YEAR ENDED DECEMBER 31, 1997
             (in millions of dollars, except per share amounts)


                                                     Travelers     Citicorp    Pro Forma
                                                     Historical   Historical    Combined
                                                     -----------  ------------  ----------
 REVENUES:
 Loan interest, including fees *                         $1,404       $18,967     $20,371
 Other interest and dividends *                          16,214         5,516      21,730
 Insurance premiums                                       8,995                     8,995
 Commissions and fees                                     5,119         5,817      10,936
 Principal transactions                                   2,504         1,727       4,231
 Asset management and administration fees                 1,715                     1,715
 Realized gains from sales of investments                   406           668       1,074
 Other income                                             1,252         2,002       3,254
------------------------------------------------------------------------------------------
 Total revenues                                          37,609        34,697      72,306
 Interest expense *                                      11,443        13,081      24,524
------------------------------------------------------------------------------------------
     Total revenues, net of interest expense             26,166        21,616      47,782
------------------------------------------------------------------------------------------
 OPERATING EXPENSES:
 Policyholder benefits and claims                         7,714                     7,714
 Non-insurance compensation and benefits                  6,345         6,617      12,962
 Insurance underwriting, acquisition and operating        3,236                     3,236
 Provision for credit losses *                              277         1,907       2,184
 Restructuring charge                                       838           889       1,727
 Other operating                                          2,744         6,481       9,225
------------------------------------------------------------------------------------------
     Total operating expenses                            21,154        15,894      37,048
------------------------------------------------------------------------------------------
 Income before income taxes and minority interest         5,012         5,722      10,734
 Provision for income taxes                               1,696         2,131       3,827
 Minority interest, net of income taxes                     212                       212
==========================================================================================
 NET INCOME                                              $3,104        $3,591      $6,695
==========================================================================================

 BASIC EARNINGS PER SHARE:
 Net income                                               $2.69                     $2.85
==========================================================================================
 Weighted average common shares outstanding (in
   millions)                                            1,102.6                   2,247.9
==========================================================================================

 DILUTED EARNINGS PER SHARE:
 Net income                                               $2.54                     $2.74
==========================================================================================
 Adjusted weighted average common shares
     outstanding (in millions)                          1,179.9                   2,357.7
==========================================================================================


 * SUPPLEMENTAL INFORMATION:

      Net interest revenue                               $6,175       $11,402     $17,577
==========================================================================================
      Net interest revenue after provision for
        credit losses                                    $5,898       $ 9,495     $15,393
==========================================================================================

 See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Statements



                            TRAVELERS GROUP INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                    FOR THE YEAR ENDED DECEMBER 31, 1996
             (in millions of dollars, except per share amounts)



                                                     Travelers     Citicorp      Pro Forma
                                                     Historical   Historical      Combined
                                                     -----------  ------------  ------------
 REVENUES:
 Loan interest, including fees *                         $1,163       $18,509       $19,672
 Other interest and dividends *                          13,286         4,840        18,126
 Insurance premiums                                       7,633                       7,633
 Commissions and fees                                     4,637         5,469        10,106
 Principal transactions                                   3,027         1,501         4,528
 Asset management and administration fees                 1,390                       1,390
 Realized gains from sales of investments                    55           210           265
 Other income                                             1,223         2,076         3,299
--------------------------------------------------------------------------------------------
 Total revenues                                          32,414        32,605        65,019
 Interest expense *                                       8,927        12,409        21,336
--------------------------------------------------------------------------------------------
     Total revenues, net of interest expense             23,487        20,196        43,683
--------------------------------------------------------------------------------------------
 OPERATING EXPENSES:
 Policyholder benefits and claims                         7,366                       7,366
 Non-insurance compensation and benefits                  5,804         6,244        12,048
 Insurance underwriting, acquisition and operating        3,013                       3,013
 Provision for credit losses *                              260         1,926         2,186
 Other operating                                          2,481         5,953         8,434
--------------------------------------------------------------------------------------------
     Total operating expenses                            18,924        14,123        33,047
--------------------------------------------------------------------------------------------
 Gain on sale of subsidiaries and affiliates                445                         445
--------------------------------------------------------------------------------------------
 Income before income taxes and minority interest         5,008         6,073        11,081
 Provision for income taxes                               1,679         2,285         3,964
 Minority interest, net of income taxes                      47                          47
--------------------------------------------------------------------------------------------
 Income from continuing operations                       $3,282        $3,788        $7,070
============================================================================================

 BASIC EARNINGS PER SHARE:
 Income from continuing operations                        $2.84                       $2.97
============================================================================================
 Weighted average common shares outstanding (in
    millions)                                           1,097.6                     2,271.6
============================================================================================

 DILUTED EARNINGS PER SHARE:
 Income from continuing operations                        $2.71                       $2.84
============================================================================================
 Adjusted weighted average common shares
     outstanding (in millions)                          1,170.6                     2,393.9
============================================================================================


 * SUPPLEMENTAL INFORMATION:

      Net interest revenue                               $5,522       $10,940       $16,462
===========================================================================================
      Net interest revenue after provision for
        credit losses                                    $5,262       $ 9,014       $14,276
===========================================================================================

 See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Statements



                            TRAVELERS GROUP INC.
              UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                    FOR THE YEAR ENDED DECEMBER 31, 1995
             (in millions of dollars, except per share amounts)



                                                     Travelers    Citicorp      Pro Forma
                                                     Historical   Historical    Combined
                                                     -----------  ------------  ----------
 REVENUES:
 Loan interest, including fees *                         $1,119       $17,808     $18,927
 Other interest and dividends *                          13,045         5,155      18,200
 Insurance premiums                                       4,977                     4,977
 Commissions and fees                                     3,713         5,165       8,878
 Principal transactions                                   2,140         1,612       3,752
 Asset management and administration fees                 1,087                     1,087
 Realized gains from sales of investments                   152           132         284
 Other income                                             1,054         1,818       2,872
------------------------------------------------------------------------------------------
 Total revenues                                          27,287        31,690      58,977
 Interest expense *                                       9,378        13,012      22,390
------------------------------------------------------------------------------------------
     Total revenues, net of interest expense             17,909        18,678      36,587
------------------------------------------------------------------------------------------

 OPERATING EXPENSES:
 Policyholder benefits and claims                         5,017                     5,017
 Non-insurance compensation and benefits                  5,149         5,726      10,875
 Insurance underwriting, acquisition and operating        1,912                     1,912
 Provision for credit losses *                              171         1,991       2,162
 Other operating                                          2,320         5,376       7,696
------------------------------------------------------------------------------------------
     Total operating expenses                            14,569        13,093      27,662
------------------------------------------------------------------------------------------
 Loss on sale of subsidiaries and affiliates               (20)                      (20)
------------------------------------------------------------------------------------------
 Income before income taxes                               3,320         5,585       8,905
 Provision for income taxes                               1,179         2,121       3,300
------------------------------------------------------------------------------------------
 Income from continuing operations                       $2,141        $3,464      $5,605
==========================================================================================

 BASIC EARNINGS PER SHARE:
 Income from continuing operations                        $1.81                     $2.40
==========================================================================================
 Weighted average common shares outstanding (in
  millions)                                             1,099.4                   2,128.2
==========================================================================================

 DILUTED EARNINGS PER SHARE:
 Income from continuing operations                        $1.74                     $2.18
==========================================================================================
 Adjusted weighted average common shares
     outstanding (in millions)                          1,184.4                   2,459.9
==========================================================================================


 * SUPPLEMENTAL INFORMATION:

      Net interest revenue                               $4,786        $9,951     $14,737
=========================================================================================
      Net interest revenue after provision for
         credit losses                                   $4,615        $7,960     $12,575
=========================================================================================

 See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Statements



    NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.  DESCRIPTION OF TRANSACTION AND BASIS OF PRESENTATION

         The Merger Agreement provides that each share of Citicorp Common Stock will be exchanged for 2.5 shares of Citigroup Common Stock. The Merger, which is expected to be completed in the third quarter of 1998, is expected to be accounted for under the "pooling of interests" method and, accordingly, Travelers historical consolidated financial statements presented in future reports will be restated to include the accounts and results of Citicorp. The Merger is subject to customary closing conditions, including regulatory and Travelers and Citicorp stockholder approval.

2.       ACCOUNTING POLICIES AND FINANCIAL STATEMENT CLASSIFICATIONS

         Travelers and Citicorp are in the process of reviewing their accounting policies and financial statement classifications and, as a result of this review, it may be necessary to restate either Travelers' or Citicorp's financial statements to conform to those accounting policies and classifications that are determined to be most appropriate.

3.       INTERCOMPANY TRANSACTIONS

         Transactions between Travelers and Citicorp are not material in relation to the pro forma combined financial statements and therefore intercompany balances have not been eliminated from the pro forma combined accounts.

4.       PRO FORMA ADJUSTMENTS -- CITICORP

        The pro forma adjustments to common stock, additional paid-in capital and treasury stock reflect the retirement of shares of Citicorp Common Stock held in treasury and the issuance at December 31, 1997 of 1,134.8 million shares of Citigroup Common Stock to effect the Merger. The number of shares to be issued at consummation of the Merger will be based on the actual number of shares of Citicorp Common Stock outstanding at that time.

5.       PRO FORMA EARNINGS PER SHARE

        The pro forma combined basic and diluted earnings per share for the respective periods presented is based on the combined weighted average number of common shares and adjusted weighted average shares of Travelers and Citicorp. The number of weighted average common shares and adjusted weighted average shares of Citicorp is based on an exchange ratio of 2.5 shares of Citigroup Common Stock for each issued and outstanding share of Citicorp. The pro forma combined basic and diluted earnings per share have been calculated as follows:



(in  millions except per share amounts)      1997           1996          1995
                                             ----------    -----------   -----------

Income from continuing operations              $6,695        $7,070        $5,605
Preferred dividends                              (279)         (319)         (491)
                                             ----------    -----------   -----------
Income from continuing operations
   available to common
   stockholders for basic EPS                   6,416         6,751         5,114
Effect of dilutive securities                      36            56           259
                                             ==========    ===========   ===========
Income from continuing operations
   available to common
   stockholders for diluted EPS                $6,452        $6,807        $5,373
                                             ==========    ===========   ===========
Weighted average common shares
   outstanding applicable to basic EPS          2,247.9       2,271.6       2,128.2
Effect of dilutive securities:
   Convertible securities                          25.2          44.9         264.0
   Employee stock plans                            77.6          72.4          66.1
   Warrants                                         7.0           5.0           1.6
                                             ==========    ===========   ===========
Adjusted weighted average common shares
   outstanding applicable to diluted EPS        2,357.7       2,393.9       2,459.9
                                             ==========    ===========   ===========
Basic earnings per share:
   Continuing operations                     $     2.85     $    2.97     $    2.40
                                             ==========    ===========   ===========
Diluted earnings per share:
   Continuing operations                     $     2.74     $    2.84     $    2.18
                                             ==========    ===========   ===========



6.       RESTRUCTURING CHARGES AND FUTURE COST SAVINGS

        The pro forma condensed combined statements of income do not reflect any restructuring costs related to the Merger. Management has not yet determined the amount of such costs; however, a restructuring charge may be required after the consummation of the Merger.

        The pro forma condensed combined statements of income do not reflect any future cost savings that may result from the reduction of overhead expenses, changes in corporate infrastructure and the elimination of redundant expenses. Although management expects that cost savings will result from the Merger, there can be no assurance that cost savings will be achieved.

        The statements contained in note 6 above may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act. Forward-looking statements are typically identified by the words "believe," "expect," "anticipate," "intend," "estimate" and similar expressions. These forward-looking statements are based largely on management's expectations and are subject to a number of uncertainties. Actual results could differ materially from these forward-looking statements. Travelers undertakes no obligation to update publicly or revise any forward-looking statements.